UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 1, 2012

NIMIN ENERGY CORP.

(Exact Name of Registrant as Specified in Charter)

ALBERTA, CANADA	000-54162	61-1606563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

NiMin Energy Corp.

1160 Eugenia Place, Suite 100

Carpinteria, California 93013

(Address of Principal Executive Offices,

Including Zip Code)

Registrant’s telephone number, including area code: Tel: 805.566.2900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

D. Scott Dobson has resigned as Chief Operating Officer of NiMin Energy Corp. (the “Company”), effective August 1, 2012. On August 1, 2012, the Company issued a press release announcing Mr. Dobson’s resignation. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Company press release dated August 1, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIMIN ENERGY CORP. (Registrant)

August 2, 2012	/s/ Clarence Cottman, III
Clarence Cottman, III
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Company press release dated August 1, 2012